UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2024, TechPrecision Corporation (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it had not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023 (the “Q3 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or before February 20, 2024, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended. The Notice indicated that the Company has 60 calendar days, or until April 26, 2024, to submit a plan to regain compliance and that Nasdaq can grant an exception of up to 180 calendar days from the Q3 Form 10-Q due date, or until August 12, 2024, to regain compliance.

Since receiving the Notice, the Company has filed its Q3 Form 10-Q with the SEC and expects that Nasdaq will accept this filing as curing the Company’s deficiency.

Item 7.01	Regulation FD Disclosure

On March 1, 2024, the Company issued a press release regarding receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated March 1, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: March 1, 2024	By:	/s/ Barbara M. Lilley
	Name:	Barbara M. Lilley
	Title:	Chief Financial Officer